   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 21, 2001

                                                     REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------
                                  COM21, INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                        94-3201698
          (State or other jurisdiction                            (IRS Employer
       of incorporation or organization)                       Identification No.)

                                750 TASMAN DRIVE
                           MILPITAS, CALIFORNIA 95035
              (Address of principal executive offices) (Zip Code)
                             ---------------------
                                  COM21, INC.
                           1998 STOCK INCENTIVE PLAN
                       1998 EMPLOYEE STOCK PURCHASE PLAN
                             2000 STOCK OPTION PLAN
                           (Full title of the Plans)
                             ---------------------
                                 GEORGE MERRICK
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                  COM21, INC.
                                750 TASMAN DRIVE
                           MILPITAS, CALIFORNIA 95035
                    (Name and address of Agent for service)

                                 (408) 953-9100
         (Telephone number, including area code, of agent for service)
                             ---------------------

                        CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                                          PROPOSED MAXIMUM     PROPOSED MAXIMUM        AMOUNT OF
       TITLE OF SECURITIES             AMOUNT TO BE        OFFERING PRICE         AGGREGATE           REGISTRATION
         TO BE REGISTERED             REGISTERED(1)         PER SHARE(2)      OFFERING PRICE(2)           FEE
----------------------------------------------------------------------------------------------------------------------
1998 Stock Incentive Plan
  Common Stock, $0.001 par
  value...........................   1,233,742 shares          $0.75               $925,307             $231.33
----------------------------------------------------------------------------------------------------------------------
1998 Employee Stock Purchase Plan
  Common Stock, $0.001 par
  value...........................    650,000 shares           $0.75               $487,500             $121.88
----------------------------------------------------------------------------------------------------------------------
2000 Stock Option Plan
  Common Stock, $0.001 par
  value...........................   1,500,000 shares          $0.75              $1,125,000            $281.25
----------------------------------------------------------------------------------------------------------------------
                                                                                   Aggregate Filing Fee: $634.46
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Com21, Inc. 1998 Stock Incentive Plan, 1998 Employee Stock Purchase Plan and/or 2000 Stock Option Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the outstanding shares of the Registrant's Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended (the "1933 Act"), on the basis of the average of the high and low selling prices per share of Registrant's Common Stock on November 20, 2001, as reported on the Nasdaq National Market.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

     Com21, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

          (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 filed with the Commission on April 2, 2001 and as amended on July 31, 2001 and August 28, 2001, pursuant to Section 13 of the Securities Exchange Act of 1934 , as amended (the "1934 Act");

          (b) The Registrant's Current Report on Form 8-K for period date March 7, 2001 filed with the commission on March 7, 2001;

          (c) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2001 filed with the Commission on May 15, 2001 and as amended on June 25, 2001 and August 28, 2001;

          (d) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2001 filed with the Commission on August 14, 2001;

          (e) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2001 filed with the Commission on November 14, 2001; and

          (f) The Registrant's Registration Statement No. 000-24009 on Form 8-A filed with the Commission on April 8, 1998, pursuant to Section 12(b) of the 1934 Act in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

     All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES

     Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not Applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Registrant's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability for (i) any breach of their duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law, or (iv) any transaction from which the director derives an improper personal benefit.

     The Registrant's Bylaws provide that the Registrant shall indemnify its directors and may indemnify its officers, employees and other agents to the fullest extent permitted by law. The Registrant believes that indemnification under its Bylaws covers at least negligence and gross negligence on the part of an indemnified party in connection with the defense of any action or proceeding arising out of such party's status or service as a director, officer, employee or other agent of the Company upon an undertaking by such party to repay such advances if it is ultimately determined that such party is not entitled to indemnification. The Registrant has entered into Indemnification Agreements with its officers and directors. The Indemnification Agreements provide the Registrant's officers and directors with further indemnification to the maximum extent permitted by the Delaware General Corporation Law.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

     Not Applicable.

ITEM 8.  EXHIBITS

EXHIBIT
NUMBER                              EXHIBIT
-------                             -------
  4.0     Instruments Defining Rights of Stockholders. Reference is
          made to the Registrant's Registration Statement No.
          000-24009 on Form 8-A and the exhibits thereto, which are
          incorporated herein by reference pursuant to Item 3(d) of
          this Registration Statement.
  5.0     Opinion of Brobeck, Phleger & Harrison LLP.
 23.1     Independent Auditor's Consent.
 23.2     Consent of Brobeck, Phleger & Harrison LLP is contained in
          Exhibit 5.
 24.0     Power of Attorney. Reference is made to page II-3 of this
          Registration Statement.
 99.1     Com21, Inc. 1998 Stock Incentive Plan (Amended and Restated
          As of March 1999).
 99.2     Com21, Inc. 1998 Employee Stock Purchase Plan (Amended and
          Restated as of January 17, 2001).
 99.3     Com21, Inc. 2000 Stock Option Plan (Amended and Restated as
          of January 17, 2001).

ITEM 9.  UNDERTAKINGS

     A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1998 Stock Incentive Plan, 1998 Employee Stock Purchase Plan and/or 2000 Stock Option Plan.

     B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milpitas, State of California on 21st day of November, 2001.

                                          COM21, INC.

                                          By:      /s/ GEORGE MERRICK
                                            ------------------------------------
                                                       George Merrick
                                             President, Chief Executive Officer
                                                         and Director

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned officers and directors of Com21, Inc., a Delaware corporation, do hereby constitute and appoint George Merrick and Ralph Marimon and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                     SIGNATURE                                   TITLE                     DATE
                     ---------                                   -----                     ----



                /s/ GEORGE MERRICK                    President, Chief Executive     November 21, 2001
---------------------------------------------------      Officer and Director
                  George Merrick                     (Principal Executive Officer)




                 /s/ RALPH MARIMON                    Vice President, Finance and    November 21, 2001
---------------------------------------------------      Administration, Chief
                   Ralph Marimon                      Financial Officer Corporate
                                                               Secretary
                                                     (Principal Financial Officer)




                  /s/ PAUL BARAN                       Chairman of the Board of      November 21, 2001
---------------------------------------------------            Directors
                    Paul Baran

                     SIGNATURE                                   TITLE                     DATE
                     ---------                                   -----                     ----





                 /s/ JAMES GAGNARD                             Director              November 21, 2001
---------------------------------------------------
                   James Gagnard




                                                               Director              November 21, 2001
---------------------------------------------------
               James J. Spilker, Jr.




                /s/ DANIEL J. PIKE                             Director              November 21, 2001
---------------------------------------------------
                  Daniel J. Pike




                  /s/ SUSAN NYCUM                              Director              November 21, 2001
---------------------------------------------------
                    Susan Nycum

                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    EXHIBITS
                                       TO
                                    FORM S-8
                                     UNDER
                             SECURITIES ACT OF 1933
                                  COM21, INC.

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                              EXHIBIT
-------                             -------
  4.0     Instruments Defining Rights of Stockholders. Reference is
          made to the Registrant's Registration Statement No.
          000-24009 on Form 8-A and the exhibits thereto, which are
          incorporated herein by reference pursuant to Item 3(d) of
          this Registration Statement.
  5.0     Opinion of Brobeck, Phleger & Harrison LLP.
 23.1     Independent Auditor's Consent.
 23.2     Consent of Brobeck, Phleger & Harrison LLP is contained in
          Exhibit 5.
 24.0     Power of Attorney. Reference is made to page II-3 of this
          Registration Statement.
 99.1     Com21, Inc. 1998 Stock Incentive Plan (Amended and Restated
          As of March 1999).
 99.2     Com21, Inc. 1998 Employee Stock Purchase Plan (Amended and
          Restated as of January 17, 2001).
 99.3     Com21, Inc. 2000 Stock Option Plan (Amended and Restated as
          of January 17, 2001).